UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 4, 2022

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)

(800) 522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of shareholders of Columbia Financial, Inc. (the “Company”) was held on April 4, 2022. The special meeting of shareholders was held to vote on certain matters related to the previously disclosed settlement of a lawsuit filed in April 2020 by a shareholder of the Company, derivatively on behalf of the Company and as a class action on behalf of himself and all other shareholders, regarding certain 2019 equity awards granted under the Columbia Financial, Inc. 2019 Equity Incentive Plan (the “Action”).

Each of the proposals presented at the special meeting of shareholders was approved by both (i) the affirmative vote of a majority of the total votes cast, in person or by proxy, by all shareholders at the special meeting, and (ii) the affirmative vote of a majority of the votes cast, in person or by proxy, by all Eligible Shareholders (as defined herein) at the special meeting. For purposes of the special meeting, “Eligible Shareholders” are all shareholders of the Company as of the record date for the special meeting, other than (i) Columbia Bank MHC, (ii) the non-employee directors and retired directors of the Company named in the complaint relating to the Action, (iii) the President and Chief Executive Officer of the Company and (iv) certain families and entities controlled by such individuals.

The final results of each of the matters submitted to a vote of shareholders at the special meeting are set forth below.

1.A vote was taken on a proposal to ratify the 2019 equity awards made to the current non-employee directors of the Company under the Columbia Financial, Inc. 2019 Equity Incentive Plan. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
91,587,264	1,126,675	239,311	0

In addition, (i) 21,657,054 of the shares cast by Eligible Shareholders voted in favor of the proposal, (ii) 1,126,675 of the shares cast by Eligible Shareholders voted against the proposal, (iii) 225,696 shares held by Eligible Shareholders abstained from voting on the proposal and (iv) there were no broker non-votes with respect to shares held by Eligible Shareholders.

2. A vote was taken on a proposal to ratify the 2019 equity awards made to former non-employee directors of the Company under the Columbia Financial, Inc. 2019 Equity Incentive Plan, who were incumbent directors at the time the awards were made, who are currently retired from the Board of Directors of the Company, and who have been in continuous service with the Company as advisory directors since their retirements. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
91,611,818	1,110,736	230,696	0

In addition, (i) 21,681,608 of the shares cast by Eligible Shareholders voted in favor of the proposal, (ii) 1,110,736 of the shares cast by Eligible Shareholders voted against the proposal, (iii) 217,081 shares held by Eligible Shareholders abstained from voting on the proposal and (iv) there were no broker non-votes with respect to shares held by Eligible Shareholders.

3. A vote was taken on a proposal to ratify the 2019 equity awards made to Thomas J. Kemly, President and Chief Executive Officer of the Company, under the Columbia Financial, Inc. 2019 Equity Incentive Plan. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
91,654,241	1,071,181	227,828	0

In addition, (i) 21,724,031 of the shares cast by Eligible Shareholders voted in favor of the proposal, (ii) 1,071,181 of the shares cast by Eligible Shareholders voted against the proposal, (iii) 214,213 shares held by Eligible Shareholders abstained from voting on the proposal and (iv) there were no broker non-votes with respect to shares held by Eligible Shareholders.

Item 9.01     Financial Statements and Exhibits

        (d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:	April 5, 2022	/s/Dennis E. Gibney
Dennis E. Gibney
Executive Vice President and Chief Financial Officer

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